POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the Plan for Assumption of GoodMark Options including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 6th day of May, 1999.

                                                  /s/ Philip B. Fletcher
                                                 ______________________
                                                 Philip B. Fletcher

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the Plan for Assumption of GoodMark Options including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 6th day of May, 1999.

                                                       /s/ C. M. Harper
                                                       ______________________
                                                       C. M. Harper

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the Plan for Assumption of GoodMark Options including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 6th day of May, 1999.

                                                   /s/ Robert A. Krane
                                                   ______________________
                                                   Robert A. Krane

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the Plan for Assumption of GoodMark Options including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 6th day of May, 1999.

                                                     /s/ Mogens Bay
                                                     ______________________
                                                     Mogens Bay

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the Plan for Assumption of GoodMark Options including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 6th day of May, 1999.

                                                    /s/ Carl E. Reichardt
                                                    ______________________
                                                    Carl E. Reichardt

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the Plan for Assumption of GoodMark Options including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 6th day of May, 1999.

                                                    /s/ Ronald W. Roskens
                                                    ______________________
                                                    Ronald W. Roskens

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as her true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for her and in her name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the Plan for Assumption of GoodMark Options including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 6th day of May, 1999.

                                                /s/ Marjorie M. Scardino
                                                ______________________
                                                Marjorie M. Scardino

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the Plan for Assumption of GoodMark Options including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 6th day of May, 1999.

                                                    /s/ Walter Scott, Jr.
                                                    ______________________
                                                    Walter Scott, Jr.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the Plan for Assumption of GoodMark Options including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 6th day of May, 1999.

                                                     /s/ Kenneth E. Stinson
                                                     ______________________
                                                     Kenneth E. Stinson

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the Plan for Assumption of GoodMark Options including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 6th day of May, 1999.

                                                     /s/ Thomas R. Williams
                                                    ______________________
                                                    Thomas R. Williams

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints each of Bruce C. Rohde and James P. O'Donnell, or either of them, as his true and lawful attorney-in-fact and agent, each having full power to act, together or each without the other, for him and in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the Plan for Assumption of GoodMark Options including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the one or more registration statements, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statements or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 6th day of May, 1999.

                                                    /s/ Clayton K. Yeutter
                                                    ______________________
                                                    Clayton K. Yeutter